UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 13, 2009

THE AMACORE GROUP, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-27889	59-3206480
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1211 North Westshore Boulevard, Suite 512, Tampa Florida	33607
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (813) 289-5552

_______________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13c-4(c))

Explanatory Statement

On March 13, 2008, The Amacore Group, Inc. (the “Company”) filed a Current Report on Form 8-K (“Original Form 8-K”) to report the elimination of certain series of its preferred stock from its Certificate of Formation, as amended and restated.  This amendment to the Original Form 8-K amends and restates Item 5.03 of the Original Form 8-K to correct a scrivener’s error with respect to the status of the Company’s series of preferred stock.

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a) On March 5, 2008, the Board of Directors (the “Board”) of The Amacore Group, Inc. (the “Company”) approved by unanimous written consent the filing with the Delaware Secretary of State (the “Secretary”) a Certificate Eliminating Reference to a Series of Shares of Stock (the “Certificate of Elimination”) for the following series of Company preferred stock:

•	Series B Convertible Preferred Stock, par value $.001 per share (“Series B Preferred Stock”) - Certificate of Designation filed on September 29, 2000;
•	Series C Mandatory Convertible Preferred Stock, par value $.001 per share (“Series C Preferred Stock”) - Certificate of Designation filed on October 12, 2004;
•
Series D Convertible Preferred Stock, par value $.001 per share (“Series D Preferred Stock”) - Amended and Restated Certificate of Designation  filed on May 9, 2007 (original Certificate of Designation filed on July 11, 2006);

•
Series E Convertible Preferred Stock, , par value $.001 per share (“Series E Preferred Stock”) - Amended and Restated Certificate of Designation filed on July 18, 2006 (original Certificate of Designation filed on July 11, 2006);

•	Series J Convertible Preferred Stock, par value $.001 per share (“Series J Preferred Stock”) - Certificate of Designation filed on December 31, 2008; and
•	Series K Convertible Preferred Stock, , par value $.001 per share (“Series K Preferred Stock”) - Certificate of Designation filed on December 31, 2008.

The Certificate of Elimination became effective as of March 13, 2009, the date on which the Company filed the Certificate of Elimination with the Secretary.  At the time the Certificate of Elimination was filed, none of the authorized shares of the foregoing series of preferred stock were outstanding.

As a result of the filing of the Certificate of Elimination:

•
the previously designated 685,715 shares of Series B Preferred Stock, 86 shares of Series C Preferred Stock, 694.6 shares of Series D Preferred Stock, 139 shares of Series E Preferred Stock, 775.34 shares of Series J Preferred Stock, and 155.82 shares of Series K Preferred Stock have been eliminated from the Company’s Certificate of Incorporation, as amended and restated;

•
such Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series E Preferred Stock, Series J Preferred Stock and Series K Preferred Stock have resumed the status of authorized and unissued shares of preferred stock, par value $.001 per share, of the Company, without designation as to series; and

•
the applicable certificates of designation and all references to the Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series E Preferred Stock, Series J Preferred Stock and Series K Preferred Stock have been eliminated from the Company’s Certificate of Incorporation, as amended and restated.

The foregoing disclosure is qualified in its entirety by reference to the Certificate of Elimination filed as Exhibit 3.1 to this report and incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit No.	Description
3.1	Certificate of Eliminating Reference to a Series of Shares of Stock (incorporated by reference to Exhibit 3.1 to the Company’s Current Report on Form 8-K filed on March 13, 2009)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 13, 2009

THE AMACORE GROUP, INC.

By:	/s/ Jay Shafer
Name: Jay Shafer
Title: Chief Executive Officer

EXHIBIT INDEX

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit No.	Description
3.1	Certificate of Eliminating Reference to a Series of Shares of Stock (incorporated by reference to Exhibit 3.1 to the Company’s Current Report on Form 8-K filed on March 13, 2009)